UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2024
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Teladoc Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-37477 (Commission File Number)	04-3705970 (I.R.S. Employer Identification No.)
2 Manhattanville Road Suite 203 Purchase, NY 10577
(Address of principal executive offices and zip code)
(203) 635-2002
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	TDOC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2024, Mr. Richard J. Napolitano, Chief Accounting Officer (Principal Accounting Officer) of Teladoc Health, Inc. (the “Company”) informed the Company of his decision to resign, effective May 3, 2024, to pursue another career opportunity. Mr. Napolitano’s decision is due to personal reasons and is not a result of any disagreement with the Company on any matter relating to its operations, policies or practices. The Company thanks Mr. Napolitano for his years of service.

Upon Mr. Napolitano’s departure and until such time as a permanent replacement is named, Mr. James L. Cave, Vice President, Corporate Controller will assume his duties and responsibilities on an interim basis. Mr. Cave, age 46, has served as the Company’s Vice President, Corporate Controller since October 2021. Previously he served as the Global Director, Accounting of CMC Materials, a global supplier of consumable materials to semiconductor manufacturers, from May 2019 until October 2021. Prior to that, he worked at Donnelly Financial Solutions (“Donnelly”), a financial compliance company, where he was the VP, Assistant Controller from September 2017 to May 2019. Prior to joining Donnelly, Mr. Cave worked at CDK Global, Accenture, McDonald’s and Boeing in a variety of finance positions. Mr. Cave holds a Bachelor of Science in Accountancy and a M.B.A. in Finance from Northern Illinois University. He is also a member of the American Institute of Certified Public Accountants.

There are no arrangements or understandings between Mr. Cave and any other person pursuant to which he was appointed as Interim Chief Accounting Officer. There are no family relationships between Mr. Cave and any director or officer of the Company or any other related-party transaction of the Company involving Mr. Cave.

In connection with his commencement of his interim role as Interim Chief Accounting Officer, Mr. Cave and the Company entered into a letter agreement that provides for one-time bonuses in the aggregate amount of $100,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2024

Teladoc Health, Inc.

By:	/s/ Adam C. Vandervoort
Name:	Adam C. Vandervoort
Title:	Chief Legal Officer and Secretary